CARAVAN FRONTIER MARKETS OPPORTUNITIES FUND (the “Fund”)

Institutional Class Shares

Supplement dated August 7, 2019 to the Prospectus dated February 1, 2019

On August 6, 2019, the Board of Trustees of Forum Funds II (the “Trust”) approved a Plan of Conversion and Termination (the “Plan”) pursuant to which the Fund’s Institutional Class shares will convert into its Supra Institutional Class shares (the “Conversion”). The Fund’s investment adviser, Caravan Capital Management, LLC (the “Adviser”), recommended the approval of the Plan to the Board. Based on the Adviser’s recommendation, the Board concluded that it is in the best interests of the shareholders of the Fund’s Institutional Class shares (the “Shareholders”) to convert the Institutional Class shares to Supra Institutional Class shares.

The Fund anticipates that it will complete the Plan on or around the close of business on September 30, 2019 (the “Conversion Date”). In anticipation of the Conversion, the Fund will convert the Institutional Class shares, without any fee, load, or charge to any Shareholder, to shares of the Fund’s Supra Institutional Class shares with an aggregate net asset value per share (“NAV”) equal to the aggregate NAV of each Shareholder’s Institutional Class shares, both determined as of the Conversion Date. The Conversion would be tax-free for Shareholders and place Shareholders in a less expensive share class of the Fund. Following the Conversion into the Supra Institutional Class shares, the Fund will take all necessary actions to terminate its Institutional Class shares.

Shareholders have the right to redeem their Institutional Class shares prior to the Conversion Date. Furthermore, purchases of and exchanges into Institutional Class shares will immediately cease to be accepted as of the date of this Supplement. At the Conversion Date all outstanding Institutional Class shares that have not been redeemed will automatically convert to Supra Institutional Shares.

In connection with the Conversion, the Prospectus is hereby revised as follows:

1.	The table in the section entitled “Purchase and Sale of Fund Shares,” beginning on page 7 of the Prospectus, is hereby deleted in its entirety and replaced with the following:

	Minimum Initial Investment	Minimum Additional Investment
Standard Accounts	$5,000,000	$1,000,000
Retirement Accounts	$5,000,000	$1,000,000

2.	The section entitled “Choosing a Share Class,” beginning on page 20 of the Prospectus, is hereby deleted in its entirety.

3.	The sub-section entitled “Minimum Investments” in the section entitled “Buying Shares,” beginning on page 21 of the Prospectus, is hereby deleted in its entirety and replaced with the following:
Minimum Investments. The Fund accepts investments in the following minimum amounts:

	Minimum Initial Investment	Minimum Additional Investment
Standard Accounts	$5,000,000	$1,000,000
Retirement Accounts	$5,000,000	$1,000,000

The Fund reserves the right to waive minimum investment amounts, if deemed appropriate by an officer of the Trust. In addition, the Fund may waive or reduce the initial or subsequent minimum investment amounts for asset management firms and/or institutional investors upon entering into a letter of intent with the Adviser evidencing a commitment to invest at least $5 million in aggregate in the Fund within 180 days of the initial purchase. If, after 180 days, an asset management firm or institutional investor is unable to meet its commitment to invest $5 million, the investment may be redeemed at the discretion of the Adviser.

Registered investment advisers and financial planners may be permitted to aggregate the value of accounts in order to meet minimum investment amounts.

There is no initial or subsequent investment minimum for directors, officers and employees of the Adviser or the spouse, sibling, direct ancestor, or direct descendent (collectively, “relatives”) of any such person, any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative, or the estate of any such person or relative.

4.	The sub-section entitled “Small Account Balances” in the section entitled “Selling Shares,” beginning on page 26 of the Prospectus, is hereby deleted in its entirety and replaced with the following:

Small Account Balances. If the value of your account falls below the minimum account balances in the following table, the Fund may ask you to increase your balance. If the account value is still below the minimum balance after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of Fund performance.

Minimum Account Balance
Standard Accounts	$5,000,000
Retirement Accounts	$5,000,000

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For more information, please contact Fund customer service representative toll free at
(844) 856-1516.

PLEASE RETAIN FOR FUTURE REFERENCE.